FIRST AMENDMENT
                                       to
             FOURTH AMENDED AND RESTATED CREDIT FACILITIES AGREEMENT
                                      among
                  NATIONSBANK, N.A., as "Administrative Agent"
                                       and
                                NATIONSBANK, N.A.
                                       and
             THE OTHER LENDERS LISTED ON THE SIGNATURE PAGES HEREOF,
                                  as "Lenders"
                                       and
                               DT INDUSTRIES, INC.
                                       and
            THE OTHER BORROWERS LISTED ON THE SIGNATURE PAGES HEREOF,
                                 as "Borrowers"



     This FIRST AMENDMENT to FOURTH AMENDED AND RESTATED CREDIT FACILITIES AGREEMENT (this "Amendment") is entered into as of December 31, 1997, by and among DT INDUSTRIES, INC., a Delaware corporation, DT INDUSTRIES (UK) II LIMITED, ASSEMBLY TECHNOLOGIE & AUTOMATION GMBH, KALISH CANADA INC., and DT CANADA INC. (separately and collectively, "Borrower"), NATIONSBANK, N.A. ("NationsBank"), as administrative agent ("Administrative Agent"), and the Lenders.


                                    RECITALS:

A. Borrower and Lenders are party to that certain Fourth Amended and Restated Credit Facilities Agreement dated as of July 21, 1997 (the "Original Loan Agreement").

B. DT Industries, Inc. (referred to herein and in the Original Loan Agreement as "Domestic Borrower") desires to have the ability to repurchase its common stock from time to time with the proceeds of Revolving Loan Advances.

C. The Required Lenders have agreed to amend the Original Loan Agreement to permit such stock repurchases on the terms and conditions contained herein.


                                    AMENDMENT

Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, Borrower and Lenders hereby amend the Original Loan Agreement as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein have the meanings given them in the Loan Agreement. All references to the "Agreement" or the "Loan Agreement" in the Original Loan Agreement and in this Amendment shall be deemed to be references to the Original Loan Agreement as it is amended hereby and as it may be further amended, restated, extended, renewed, replaced, or otherwise modified from time to time.

2. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of December 31, 1997 (the "Amendment Effective Date"), but only if this Amendment has been executed by Borrower and the Required Lenders.

3.   Amendments to Original Loan Agreement.

     3.1. Use of Proceeds. Section 13.1 of the Original Loan Agreement is hereby amended by inserting the following words after the words "Permitted Acquisition": ", to pay all or any part of the consideration payable by Domestic Borrower for any Permitted Stock Repurchase".

     3.2. Investments. Section 14.1 of the Original Loan Agreement is hereby amended by inserting the following Section 14.1.8:

          "14.1.8. Any Investments that are Permitted Stock Repurchases."

     3.3. Transactions with Affiliates. Section 14.7 of the Original Loan Agreement is hereby amended by inserting the following sentence at the end of the section: "Notwithstanding the foregoing two sentences, Domestic Borrower may make any Permitted Stock Repurchase."

     3.4. Minimum Net Worth. The text of Section 15.2 of the Original Loan Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

          "Domestic Borrower's Net Worth as of the end of each fiscal quarter of Domestic Borrower shall at no time be less than an amount equal to (i) 90% of the amount which is (a) Domestic Borrower's Net Worth as of June 29, 1997, reduced by (b) one Dollar for each Dollar paid by Domestic Borrower, on a cumulative basis, to repurchase its common stock in Permitted Stock Repurchases which have been consummated as of the date of calculation, plus (ii) 50% of Domestic Borrower's cumulative Net Income (but not any net loss) for the period commencing June 29, 1997 and extending through and including the end of the applicable fiscal quarter, plus (iii) 75% of the amount of the cumulative net proceeds received by Domestic Borrower for the period commencing June 29, 1997 and extending through and including the end of the applicable fiscal quarter from the issuance of equity securities of any Covered Person (other than in connection with any employee benefit plan or employee compensation arrangement)."

     3.5. Glossary. Exhibit 2.1 of the Original Loan Agreement is hereby amended by inserting the following definition in proper alphabetical order:

          "Permitted Stock Repurchase - any purchase by Domestic Borrower of its own common stock made on reasonable terms in an arm's length transaction (including open market purchases) which does not cause the total expenditures by Domestic Borrower in all such transactions, in the aggregate, to exceed $35,000,000."

The definition of "Affiliate" in Exhibit 2.1 of the Original Loan Agreement is hereby further amended by replacing the word "stockholder" in clause (a) of the definition with the words "beneficial owner of 5% or more of the outstanding capital stock".

     3.6. Compliance Certificate. Schedule II of Exhibit 13.13 of the Original Loan Agreement is hereby amended by deleting Section I (Minimum Net Worth) and substituting in lieu thereof the Section I attached hereto as Exhibit A.

4. Effect of Amendment. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Administrative Agent or Lenders under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement, any of the other Loan Documents or any existing Default or Event of Default, nor act as a release or subordination of the Security Interests of Administrative Agent or Lenders under the Security Documents. Each reference in the Loan Agreement to "the Agreement", "hereunder", "hereof", "herein", or words of like import, shall be read as referring to the Loan Agreement as amended by this Amendment.

5. Reaffirmation. Borrower hereby acknowledges and confirms that (i) except as expressly amended hereby the Loan Agreement remains in full force and effect,
(ii) the Loan Agreement is in full force and effect, (iii) Borrower has no defenses to its obligations under the Loan Agreement and the other Loan Documents, (iv) the Security Interests of Administrative Agent and Lenders under the Security Documents secure all the Loan Obligations under the Loan Agreement as amended by this Amendment, continue in full force and effect and have the same priority as before this Amendment, and (v) Borrower has no claim against Administrative Agent or any Lender arising from or in connection with the Loan Agreement or the other Loan Documents.

6. Governing Law. This Amendment has been executed and delivered in St. Louis, Missouri, and shall be governed by and construed under the laws of the State of Missouri without giving effect to choice or conflicts of law principles thereunder.

7. Section Titles. The section titles in this Amendment are for convenience of reference only and shall not be construed so as to modify any provisions of this Amendment.

8. Counterparts; Facsimile Transmissions. This Amendment may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Amendment may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

9. Incorporation By Reference. Lenders and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Amendment by this reference.

10. Statutory Notice. The following notice is given pursuant to Section 432.045 of the Missouri Revised Statutes; nothing contained in such notice will be deemed to limit or modify the terms of the Loan Documents or this Amendment:

     ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING

     PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

BORROWER AND LENDERS HEREBY AFFIRM THAT THERE IS NO UNWRITTEN ORAL CREDIT AGREEMENT BETWEEN BORROWER AND LENDERS WITH RESPECT TO THE SUBJECT MATTER OF THIS AMENDMENT.

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first above written.



DT INDUSTRIES, INC. a Delaware             KALISH CANADA INC., a New Brunswick,
Corporation                                Canada corporation


By: /s/ Bruce P. Erdel                     By: /s/ Bruce P. Erdel
   ----------------------------------          ---------------------------------
   Bruce P. Erdel, Vice President -            Bruce P. Erdel, Vice President,
   Finance and Secretary                       Treasurer, and Secretary



DT CANADA INC. a New Brunswick,            ASSEMBLY TECHNOLOGIE & AUTOMATION
Canada corporation                         GMBH, a German limited liability
                                           company


By: /s/ Bruce P. Erdel                     By: /s/ Bruce P. Erdel
   ----------------------------------          ---------------------------------
   Bruce P. Erdel, Vice President,             Bruce P. Erdel,
   Treasurer and Secretary                     Geschaftsfuhrer



DT INDUSTRIES (UK) II LIMITED, a
corporation of England and Wales


By: /s/ Bruce P. Erdel
   ----------------------------------
   Bruce P. Erdel, Director

NATIONSBANK, N.A., as Administrative       DRESDNER BANK AG NEW YORK AND
Agent and a Lender                         GRAND CAYMAN BRANCHES


By: /s/ Juan A. Cazorla                    By: /s/ Brigitte Sacin
   ----------------------------------          ---------------------------------
   Juan A. Cazorla                             Brigitte Sacin
   Vice President                              Assistant Treasurer


                                           By: /s/ John W. Sweeney
                                               ---------------------------------
                                               John W. Sweeney
                                               V.P.



THE BANK OF NEW YORK                       THE BANK OF NOVA SCOTIA


By: /s/ William O'Daly                     By: /s/ F.C.H. Ashby
   ----------------------------------          ---------------------------------
   William O'Daly                              F.C.H. Ashby
   Vice President                              Senior Manager Loan Operations



THE SAKURA BANK, LIMITED                   BANK OF TOKYO-MITSUBISHI
                                           NEW YORK BRANCH


By: /s/ Yukiharu Sakumoto                  By: /s/ Friedrich N. Wilms
   ----------------------------------          ---------------------------------
   Yukiharu Sakumoto                           Friedrich N. Wilms
   Joint General Manager                       Attorney In Fact



THE LONG-TERM CREDIT BANK OF               THE SUMITOMO BANK, LIMITED
JAPAN, LTD.


By: /s/ Armund J. Schoen, Jr.              By: /s/ Teresa A. Lekich
   ----------------------------------          ---------------------------------
   Armund J. Schoen, Jr.                       Teresa A. Lekich
   Senior Vice President                       Vice President


                                           By: /s/ Michael F. Murphy
                                               ---------------------------------
                                               Michael F. Murphy
                                               Vice President & Manager

NATIONAL CITY BANK


By: /s/ Barry C. Robinson
   ----------------------------------
   Barry C. Robinson
   Vice President

                                    Exhibit A


I.  Minimum Net Worth (Section 15.2)

    A.  Total Assets                                                $___________

    B.  Total Liabilities (Excludes Convertible Preferred
        Securities)                                                 $___________

    C.  Net Worth (Item 1.A. minus 1.B)                             $___________

    D.  Minimum Net Worth Required

        1.  Net Worth at June 29, 1997                              $255,267,000

        2.  Total expended by Domestic Borrower since June 29,
            1997 in Permitted Stock Repurchases                     $___________

        3.  Adjusted Net Worth (D.1 minus D.2)                      $___________

        4.  Minimum percentage to maintain                                   90%

        5.  Minimum Net Worth Required Prior to
            Adjustment for Net Income  (D.3*D.4)                    $___________

        6.  Adjustments for Net Income

            (i)   50% of  Net Income in Prior Fiscal Years          $___________

            (ii)  50% of  Net Income in Current Fiscal Year         $___________

            (iii) Total Adjustments for Net Income (D.6.(i)
                  plus D.6.(ii))                                    $___________

        7.  75% of Cumulative Net Proceeds of Equity
            Issuances Since Effective Date                          $___________

        8.  Minimum Net Worth Required by Section 15.2
            (Sum of Items I.D.5, I.D.6.(iii), and I.D.7)            $___________